FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 19, 2002




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      000-20147                52-1710286
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


225 East Redwood Street, Baltimore, Maryland                     21202
  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)

                        REALTY PARKING PROPERTIES II L.P.



                                      Index


                                                                                  Page(s)



Item 1   Changes in Control of Registrant                                       Inapplicable

Item 2   Acquisition or Disposition of Assets                                        1

Item 3   Bankruptcy or Receivership                                             Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                          Inapplicable

Item 5   Other Events                                                           Inapplicable

Item 6   Resignations of Registrant's Directors                                 Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                          1
                  Pro Forma Balance Sheet as of June 30, 2002                        2
                  Pro Forma Statement of Operations for the six months
                           ended June 30, 2002                                       3
                  Pro Forma Statement of Operations for the year
                           ended December 31, 2001                                   4
                  Notes to Pro Forma Financial Statements                            5
                  Exhibit 99.1 - Certification Pursuant to 18 U.S.C Section 1350,
                      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                      Act of 2002                                                    6
                  Exhibit 99.2 - Certification Pursuant to 18 U.S.C Section 1350,
                      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley
                      Act of 2002                                                    7

Item 8   Change in Fiscal Year                                                  Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                    Inapplicable

Signatures                                                                           8

                        REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

On July 19, 2002, the Fund sold its 39,646 square-foot parcel of land, located in Tulsa, Oklahoma for $1,020,000. The Fund's investment in the property was $766,285.

On July 31, 2002, the Fund sold its 45,714 square-foot parcel of land and parking garage, located in Dallas, Texas for $2,682,500. The Fund's investment in the property was $1,965,940, net of accumulated depreciation of $234,792.

On August 6, 2002, the Fund sold its 57,720 square-foot parcel of land and parking garage, located in Nashville, Tennessee for $5,000,000. The Fund's investment in the property was $1,625,026, net of accumulated depreciation of $172,705.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sales of the Tulsa, Oklahoma, Dallas, Texas, and the Nashville, Tennessee properties as of June 30, 2002. The unaudited proforma Statements of Operations assumes the sales of the properties on January 1, 2002, and January 1, 2001.

This information should be read in conjunction with the Fund's Form 10-K for the year ended December 31, 2001 and its Form 10-Q for the period ended June 30, 2002.

                        REALTY PARKING PROPERTIES II L.P.
                             Pro Forma Balance Sheet
                                    Unaudited

                                                            June 30,
                                                             2002             Pro Forma             Pro Forma
                                                           Historical        Adjustments             Results
                                                       ----------------  -----------------      ----------------

Assets
  Investment in real estate                            $     5,673,264   $                      $     5,673,264
  Properties held for sale                                   4,357,251         (4,357,251)(1)                 -
  Cash and cash equivalents                                    317,690                                  317,690
  Accounts receivable                                          254,841           (105,622)(2)           149,219
                                                         --------------  -----------------      ----------------

                                                       $    10,603,046   $     (4,462,873)      $     6,140,173
                                                       ================  =================      ================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses              $        79,563   $                      $        79,563
    Due to affiliate                                            57,878                                   57,878
    Real estate taxes payable                                  142,000           (105,622)(2)            36,378
                                                       ----------------                         --
                                                         --------------    ---------------        --------------
                                                               279,441           (105,622)              173,819
                                                       ----------------    ---------------      ----------------


  Partners' Capital
    General Partner                                              1,252            (43,573)(1)           (42,321)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding                         10,322,253         (4,313,678)(1)         6,008,575
    Subordinated Limited Partner                                   100                  -                   100
                                                       ----------------  -----------------      --
                                                                                                  --------------
                                                            10,323,605         (4,357,251)            5,966,354
                                                       ----------------  -----------------      ----------------

                                                       $    10,603,046   $     (4,462,873)      $     6,140,173
                                                       ================  =================      ================


                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                              Six Mos.
                                                              June 30,
                                                                2002            Pro Forma             Pro Forma
                                                             Historical        Adjustments             Results
                                                          ---------------  -----------------       --------------

Revenues
  Parking lot rental                                      $      313,592   $                       $     313,592
  Interest income                                                  2,075                                   2,075
                                                          ---------------  -----------------       --------------
                                                                 315,667                  -              315,667
                                                          ---------------  -----------------       --------------

Expenses
  Administrative, including amounts to related party              47,900                                  47,900
  Professional fees                                               11,000                                  11,000
  Management fees to related party                                36,144                                  36,144
  Depreciation                                                     3,899                                   3,899
                                                          ---------------  -----------------       --
                                                                                                     ------------
                                                                  98,943                  -               98,943
                                                          ---------------  -----------------       --------------

Income from continuing operations                                216,724                  -              216,724

Discontinued operations - income from
  operations of properties held for sale                         113,786           (113,786)(3)                -
                                                          ---------------  -----------------       --------------

Net earnings                                              $      330,510   $       (113,786)(4)    $     216,724
                                                          ===============  =================       ==============

Net earnings per unit of assignee and
  limited partnership interest-basic
    Continuing operations                                 $         0.15   $              -        $        0.15
    Discontinued operations                                         0.08              (0.08)(5)                -
                                                          ---------------  -----------------       --------------

    Total                                                  $        0.23    $         (0.08)        $       0.15
                                                          ===============  =================       ==============

Cash distributions per unit of assignee and
  limited partnership interests                           $         0.15   $          (0.08)(5)    $        0.07
                                                          ===============  =================       ==============

                        REALTY PARKING PROPERTIES II L.P.
                        Pro Forma Statement of Operations
                                    Unaudited

                                                               Twelve Mos.
                                                                Dec. 31,
                                                                 2001             Pro Forma             Pro Forma
                                                               Historical        Adjustments             Results
                                                           ----------------  -----------------      ---------------

Revenues
  Parking lot rental                                       $     1,282,851   $       (551,714)(3)   $      731,137
  Interest income                                                   18,652                                  18,652
                                                           ----------------  -----------------      ---------------
                                                                 1,301,503           (551,714)             749,789
                                                           ----------------  -----------------      ---------------

Expenses
  Administrative, including amounts to related party                96,956                                  96,956
  Professional fees                                                 31,254                                  31,254
  Management fees to related party                                 163,156            (63,660)(3)           99,496
  Interest                                                          18,616                                  18,616
  Franchise and excise taxes                                        59,182                                  59,182
  Depreciation                                                      59,926            (45,480)(3)           14,446
                                                           ----------------  -----------------      --
                                                                                                      -------------
                                                                   429,090           (109,140)             319,950
                                                           ----------------  -----------------      ---------------

Earnings from operations                                           872,413           (442,574)             429,839

Gain on sales of properties, net                                 1,471,997                  -            1,471,997
                                                           ----------------  -----------------      ---------------

Net earnings                                               $     2,344,410   $       (442,574)(4)   $    1,901,836
                                                           ================  =================      ===============


Net earnings per unit of assignee and
  limited partnership interests-basic                      $          1.64   $          (0.31)(5)   $         1.33
                                                           ================  =================      ===============


Cash distributions per unit of assignee and
  limited partnership interests                            $          4.19   $          (0.31)(5)   $         3.88
                                                           ================  =================      ===============


                        REALTY PARKING PROPERTIES II L.P.
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
Properties held for sale and partners' capital have been adjusted to reflect the sales of three properties as of June 30, 2002.

On July 19, 2002, the Fund sold its 39,646 square-foot parcel of land, located in Tulsa, Oklahoma for $1,020,000. The Fund's investment in the property was $766,285.

On July 31, 2002, the Fund sold its 45,714 square-foot parcel of land and parking garage, located in Dallas, Texas for $2,682,500. The Fund's investment in the property was $1,965,940, net of accumulated depreciation of $234,792.

On August 6, 2002, the Fund sold its 57,720 square-foot parcel of land and parking garage, located in Nashville, Tennessee for $5,000,000. The Fund's investment in the property was $1,625,026, net of accumulated depreciation of $172,705.

NOTE 2
Accounts receivable and real estate taxes payable have been adjusted to reflect reductions in these items as if the properties were sold as of June 30, 2002.

NOTE 3
The capital gain realized on the sales of the properties is not included in the pro forma statements of operations.

Discontinued operations has been adjusted in the statement of operations, for the six months ended June 30, 2002, to reflect the net reduction of income to the Fund as if the properties were sold at the beginning of the year.

Parking lot income, management fees, and depreciation expense have been adjusted in the statement of operations, for the year ended December 31, 2001, to reflect reductions in these items as if the properties were sold at the beginning of the year.

NOTE 4
There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

NOTE 5
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the six months ended June 30, 2002, and the twelve months ended December 31, 2001, are based upon 1,392,800 units outstanding.

The cash distributions per unit were derived from net earnings from operations during the six months ended June 30, 2002, and from net earnings and sale proceeds during the year ended December 31, 2001.

                                                                      Exhibit
                                                                       99.1


                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K as of July 19, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Prugh, the Chief Executive Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Fund.



By: /s/John M. Prugh

John M. Prugh
Chief Executive Officer
Realty Parking Company II, Inc.
General Partner
August 6, 2002

                                                                    Exhibit
                                                                     99.2


                        REALTY PARKING PROPERTIES II L.P.

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the filing of Realty Parking Properties II L.P.'s (the "Fund") Report on Form 8-K as of July 19, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Gisriel, the Chief Financial Officer of Realty Parking Company II, Inc., General Partner of the Fund, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Fund.



By: /s/ Timothy M. Gisriel

Timothy M. Gisriel
Chief Financial Officer
Realty Parking Company II, Inc.
General Partner
August 6, 2002

                        REALTY PARKING PROPERTIES II L.P.





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       REALTY PARKING PROPERTIES II  L.P.




DATE:     8/6/02                       By:   /s/ John M. Prugh
                                          John M. Prugh
                                          President
                                          Realty Parking Company II, Inc.
                                          General Partner





DATE:     8/6/02                       By:   /s/  Timothy M. Gisriel
                                          Timothy M. Gisriel
                                          Treasurer
                                          Realty Parking Company II, Inc.
                                          General Partner